EXHIBIT 99.1

May 8, 2013

Dear Valued Shareholder:

On February 7, 2013, our board of directors approved an amendment to the Rights Agreement, between QCR Holdings, Inc., and Quad City Bank and Trust Company, as Rights Agent, dated as of September 11, 2003 (the “Original Rights Agreement”).  Our shareholders approved the amendment at our 2013 annual meeting and, on May 8, 2013, the Company executed the amendment and entered into the Amended and Restated Rights Agreement, between QCR Holdings, Inc., and Quad City Bank and Trust Company (the “Amended Rights Agreement”).

The primary purpose of the Amended Rights Agreement is to extend the term of the Original Rights Agreement, for an additional three years, increase the trigger from 15% to 20%, add additional stockholder protections and amend certain provisions that limit the authority of our board.

The Amended Rights Agreement, like the Original Rights Agreement, is designed to deter the use of coercive or abusive takeover tactics by parties interested in acquiring the Company without offering fair value to all stockholders. It is also designed to assist our board in representing the interests of all stockholders in connection with takeover proposals. The Amended Rights Agreement will accomplish these objectives by encouraging a potential acquirer to negotiate with our board to have the Rights redeemed or to have the Amended Rights Agreement amended. If the Rights are not redeemed (or the Amended Rights Agreement is not amended to permit the particular acquisition) and an acquirer exceeds the 20% ownership threshold contained in the Amended Rights Agreement, the Rights become exercisable at a discounted price, which will result in both dilution of the acquirer’s ownership and an increased acquisition cost.  While the Amended Rights Agreement is intended to prevent a change in ownership without the board’s input and consent, there is no guarantee that the agreement will prevent the Company from experiencing an ownership change.

The provisions of the Amended Rights Agreement are extremely complex.  I am enclosing a summary description outlining the principal terms of the Amended Rights Agreement, which I urge you to read.  The Amended Rights Agreement has been approved by our board and our shareholders and is currently effective.

If you have any questions regarding the plan, please feel free to contact me.  Thank you for your continued support of the Company.

Sincerely,

/s/ Douglas M. Hultquist
Douglas M. Hultquist President and Chief Executive Officer

/s/ Todd A. Gipple
Todd A. Gipple Executive Vice President, Chief Operating Officer and Chief Financial Officer

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AMENDED RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AMENDED RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
QCR HOLDINGS, INC.

On September 4, 2003, the Board of Directors of QCR Holdings, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock").  The dividend was paid on or about September 30, 2003, to the stockholders of record on September 22, 2003 (the "Record Date").  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, $1.00 par value per share, of the Company (the "Preferred Stock") at a price of $90.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment.  The description and terms of the Rights were initially set forth in the Rights Agreement (the “Rights Agreement”) dated as of September 11, 2003, between the Company and Quad City Bank & Trust Company, an Iowa state chartered bank headquartered in Bettendorf, Iowa, as Rights Agent (the “Rights Agent”).  On February 7, 2013, the Company’s Board of Directors approved an amendment to the Rights Agreement.  On March 7, 2013, the Company executed the Amended and Restated Rights Agreement, between the Company and the Rights Agent (the “Amended Rights Agreement”).  The Amended Rights Plan was approved by a shareholder vote on May 1, 2013, at the Company’s 2013 annual meeting and became effective on May 8, 2013 (the “Effective Date”).

The Amended Rights Agreement amends, restates and replaces the Rights Agreement, which previously governed the Rights granted thereunder.  Because the Amended Rights Agreement only amends and restates the Rights Agreement, the Company has not and will not declare a new dividend in connection with the Amended Rights Agreement.  The Amended Rights Agreement, among other things, (i) extend the Expiration Date, (ii) change certain definitions and triggers, (iii) add additional stockholder protections; and (iv) amend certain provision that limit the authority of the Board of Directors of the Company after a Distribution Date (as defined herein).  The description and terms of the Rights are set forth in the Amended Rights Agreement, as the same may be amended from time to time.

In addition to the changes set forth above, the Rights will not be exercisable until the earlier to occur of (i) ten days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 20% or more of the outstanding shares of Common Stock or (ii) ten business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights.

The Amended Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock.  Until the

Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Effective Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Amended Rights Agreement by reference.  Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the amendment of the Rights pursuant to the Amended Rights Agreement (as amended, the “Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.  The Rights will expire on May 1, 2016 (the “Final Expiration Date”), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $0.01 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $0.01 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of Common Stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

In addition, if the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights or exempted such offer from the Amended Rights Agreement or called a special meeting of shareholders by the end of the 90 business days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Stock then outstanding may submit to the Board, not earlier than 90 business days nor later than 120 business days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand directing the Board to submit to a vote of shareholders at a special meeting of the shareholders of the Company a resolution exempting such Qualifying Offer from the provisions of this Agreement.  A special meeting demand must be delivered to the secretary of the Company at the principal executive offices of the Company and must set forth, as to the shareholders of record making the request, (i) the names and addresses of such shareholders as they appear on the Company’s books and records, (ii) the class and number of Common Stock which are owned by each of such shareholders and (iii) in the case of Common Stock that is owned beneficially by another person, an executed certification by the holder of record that such holder has executed such special meeting demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof.  Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its duties.  In the event that no person has become an Acquiring Person prior to the redemption date for the Qualifying Offer, and the Qualifying Offer continues to be a Qualifying Offer and either (y) the special meeting of shareholders is not convened on or prior to the last day of the period for calling such meeting set forth in the Amended Rights Agreement or (z) if, at the special meeting at which a quorum is present, a majority of the holders of Common Stock present or represented by proxy at the special meeting and entitled to vote thereon as of the record date for the special meeting shall vote in favor of the Qualifying Offer, then the Qualifying Offer shall be deemed exempt from the application of the Amended Rights Agreement so long as it remains a Qualifying Offer.

For purposes of the Amended Rights Agreement, “Qualifying Offer” shall mean an offer determined by a majority of the Company’s independent directors to have the following characteristics, among others:  (i) fully financed all-cash tender offer for all of the outstanding shares of the Common Stock; (ii) commenced within the meaning of Rule 14d-2(a) of the Exchange Act and made by an offeror that beneficially owns no more than 50% of the outstanding shares of Common Stock; and (iii) irrevocable for at least 120 days and in writing.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors shall determine.  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Amended Rights Agreement in any manner.  After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Amended Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Amended Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to Form 8-K dated May 8, 2013.  A copy of the Amended Rights Agreement is available free of charge from the Company.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Amended Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.